UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2008

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective September 29, 2008, the Board of Directors of State Bancorp, Inc. (the “Company”) amended the Company’s bylaws (the “Bylaws”) to (a)  subject to stockholder approval, require the affirmative vote of a majority of stockholders in an uncontested election of directors, and, in a contested election, require a plurality vote for election of directors (previously, a plurality of the votes cast was sufficient to elect directors in both uncontested and contested elections); (b)  add a new provision providing that a director who is an employee of the Company and/or its bank subsidiary and then ceases such employment, shall cease to be a director on the day prior to the date of the next stockholders’ meeting at which directors are to be elected; (c)  add a new provision requiring at least two-thirds of the Board of Directors to consist of directors who are non-management and non-former management of the Company; and (d)  add a new provision providing that no director may serve as chairman of the same Board committee, other than the Audit Committee, for more than three (3) consecutive years.  The Bylaws were amended to comply with the Final Judgment and Order of Dismissal (the "Final Order") entered on August 5, 2008 with regard to the Stipulation of Settlement in connection with the previously disclosed shareholder derivative suit filed in the Supreme Court of the State of New York, County of Nassau by Ona Guthartz, First Wall Securities, Inc. and Alan Guthartz, as Custodian for Jason Guthartz, against current and former officers and directors of the Company and the Company, as a nominal defendant.  The statutory appeal period for the Final Order expired September 4, 2008.

The foregoing summary of amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is filed as Exhibit 3.1 to this current report on Form 8-K and is incorporated into this Item 5.03 by reference.

ITEM 8.01        OTHER EVENTS

In addition, effective September 30, 2008, the Board of Directors resolved to decrease the size of the Board from twelve (12) members to eleven (11) members, simultaneous with the previously disclosed resignation from the Board of Gerard J. McKeon.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following exhibit is filed as part of this report.

                                Exhibit 3.1      Amended and Restated Bylaws of State Bancorp, Inc.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2008	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                    Description

Exhibit 3.1                             Amended and Restated Bylaws of State Bancorp, Inc.